Exhibit 21.1

Subsidiaries of Gentiva Health Services, Inc.

Subsidiary	Jurisdiction of Incorporation or Organization
ABC Hospice, LLC	Texas
Access Home Health of Florida, LLC	Delaware
Alpine Home Health Care, LLC	Colorado
Alpine Home Health II, Inc.	Colorado
Alpine Home Health, Inc.	Mississippi
Alpine Resource Group, Inc.	Colorado
American Homecare Management Corp.	Delaware
American Hospice, Inc.	Texas
Asian American Home Care, Inc.	California
Bethany Hospice, LLC	Delaware
California Hospice, LLC	Texas
Capital Care Resources, LLC	Georgia
Capital Care Resources of South Carolina, LLC	Georgia
Capital Health Management Group, LLC	Georgia
Chaparral Hospice, Inc.	Texas
Chattahoochee Valley Home Care Services, LLC	Georgia
Chattahoochee Valley Home Health, LLC	Georgia
CHMG Acquisition LLC	Georgia
CHMG of Atlanta, LLC	Georgia
CHMG of Griffin, LLC	Georgia
Colorado Hospice, L.L.C.	Colorado
Eastern Carolina Home Health Agency, LLC	North Carolina
Faith Home Health and Hospice, LLC	Kansas
Faith in Home Services, L.L.C.	Kansas
Family Hospice, Ltd.	Texas
FHI GP, Inc.	Texas
FHI Health Systems, Inc.	Delaware
FHI LP, Inc.	Nevada
FHI Management, Ltd.	Texas
First Home Health, Inc.	West Virginia
Gentiva Certified Healthcare Corp.	Delaware
Gentiva Health Services (Certified), Inc.	Delaware
Gentiva Health Services Holding Corp.	Delaware
Gentiva Health Services (USA) LLC	Delaware
Gentiva Insurance Corporation	New York
Gentiva Rehab Without Walls, LLC	Delaware
Gentiva Services of New York, Inc.	New York
Georgia Hospice, LLC	Texas
Gilbert’s Home Health Agency, Inc.	Mississippi
Gilbert’s Hospice Care, LLC	Mississippi
Gilbert’s Hospice Care of Mississippi, LLC	Mississippi
Girling Health Care Services of Knoxville, Inc.	Tennessee
Girling Health Care, Inc.	Texas
Harden Clinical Services, LLC	Texas
Harden HC Texas Holdco, LLC	Texas

Harden Healthcare Holdings, LLC	Delaware
Harden Healthcare, LLC	Texas
Harden Healthcare Services, LLC	Texas
Harden Home Health LLC	Delaware
Harden Home Option, LLC	Texas
Harden Hospice, LLC	Texas
Hawkeye Health Services, Inc.	Iowa
Healthfield Home Health, LLC	Georgia
Healthfield Hospice Services, LLC	Georgia
Healthfield, LLC	Delaware
Healthfield of Southwest Georgia, LLC	Georgia
Healthfield of Statesboro, LLC	Georgia
Healthfield of Tennessee, LLC	Georgia
Healthfield Operating Group, LLC	Delaware
Home Health Care Affiliates, Inc.	Mississippi
Home Health Care Affiliates of Central Mississippi, LLC	Mississippi
Home Health Care Affiliates of Mississippi, Inc.	Mississippi
Home Health Care of Carteret County, LLC	North Carolina
HomeCare Plus, Inc.	Alabama
Horizon Health Care Services, Inc.	Texas
Horizon Health Network LLC	Alabama
Hospice Care of Kansas and Missouri, L.L.C.	Missouri
Hospice Care of Kansas, L.L.C.	Kansas
Hospice Care of the Midwest, L.L.C.	Missouri
Iowa Hospice, L.L.C.	Iowa
Isidora’s Health Care ,Inc.	Texas
Lakes Hospice, L.L.C.	Iowa
Lighthouse Hospice - Coastal Bend, LLC	Texas
Lighthouse Hospice - Metroplex, LLC	Texas
Lighthouse Hospice - San Antonio, LLC	Texas
Lighthouse Hospice Management, LLC	Texas
Lighthouse Hospice Partners, LLC	Texas
Mid-South Home Care Services, LLC	Alabama
Mid-South Home Health Agency, LLC	Alabama
Mid-South Home Health, LLC	Delaware
Mid-South Home Health of Gadsden, LLC	Georgia
Missouri Home Care of Rolla, Inc.	Missouri
New York Healthcare Services, Inc.	New York
Nursing Care - Home Health Agency, Inc.	West Virginia
Odyssey HealthCare Austin, LLC	Delaware
Odyssey HealthCare Detroit, LLC	Delaware
Odyssey HealthCare Fort Worth, LLC	Delaware
Odyssey HealthCare GP, LLC	Delaware
Odyssey HealthCare Holding Company	Delaware
Odyssey HealthCare, Inc.	Delaware
Odyssey HealthCare LP, LLC	Delaware
Odyssey HealthCare Management, LP	Delaware
Odyssey HealthCare of Augusta, LLC	Delaware
Odyssey HealthCare of Flint, LLC	Delaware
Odyssey HealthCare of Kansas City, LLC	Delaware

Odyssey HealthCare of Marion County, LLC	Delaware
Odyssey HealthCare of Savannah, LLC	Delaware
Odyssey HealthCare of South Texas, LLC	Delaware
Odyssey HealthCare of St. Louis, LLC	Delaware
Odyssey HealthCare Operating A, LP	Delaware
Odyssey HealthCare Operating B, LP	Delaware
OHS Service Corp.	Texas
Omega Hospice, LLC	Alabama
PHHC Acquisition Corp.	Delaware
QC-Medi New York, Inc.	New York
Quality Care-USA, Inc.	New York
RWW Michigan, Inc.	Michigan
Saturday Partners, LLC	Colorado
Tar Heel Health Care Services, LLC	North Carolina
The American Heartland Hospice Corp.	Missouri
The Home Option, LLC	Texas
The Home Team of Kansas, LLC	Kansas
Total Care Home Health of Louisburg, LLC	Georgia
Total Care Home Health of North Carolina, LLC	Georgia
Total Care Home Health of South Carolina, LLC	Georgia
Van Winkle Home Health Care, Inc.	Mississippi
VistaCare, LLC	Delaware
VistaCare of Boston, LLC	Delaware
VistaCare USA, LLC	Delaware
Vista Hospice Care, LLC	Delaware
Voyager Acquisition, L.P.	Texas
Voyager Home Health, Inc.	Delaware
Voyager HospiceCare, Inc.	Delaware
Wake Forest Baptist Health Care at Home, LLC	North Carolina
We Care Home Health Services, Inc.	Texas
Wiregrass Hospice Care, LLC	Georgia
Wiregrass Hospice LLC	Alabama
Wiregrass Hospice of South Carolina, LLC	Georgia

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